UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – November 13, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is filed to amend the Current Report on Form 8-K/A, filed November 20, 2013, to correct typographical errors in the dates on which the Compensation Committee approved salary arrangements, the 2014 Management Incentive Plan and the 2014 Long Term Incentive Plan, in each case to correct the date from November 13, 2014 to November 13, 2013. No other changes have been made to the original filing.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Salary Arrangements with Executive Officers

On November 13, 2013, the Compensation Committee of the Board of Directors of IEC Electronics Corp. (the “Company”) approved in an increase in the salary of Donald S. Doody, the Executive Vice President of the Company, effective January 1, 2014. His adjusted base salary will be $247,200. A description of the salary arrangements for the executive officers of the Company is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

2014 Management Incentive Plan for Executive Officers

On November 13, 2013, the Compensation Committee and the Board of Directors of the Company approved the Management Incentive Plan (“MIP”) for fiscal 2014, applicable to executive officers of the Company, W. Barry Gilbert, Chief Executive Officer and Donald S. Doody, Executive Vice President. The MIP provides for cash awards based upon the 2014 fiscal year performance of the Company. A description of the MIP is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

2014 Long Term Incentive Plan for Executive Officers

On November 13, 2013, the Compensation Committee of the Company, and as applicable to the Chief Executive Officer of the Company also the independent members of the Board of Directors, approved the Long Term Incentive Plan (“LTIP”) for fiscal 2014. The LTIP is applicable to executive officers, W. Barry Gilbert, Chief Executive Officer, and Donald S. Doody, Executive Vice President, as well as certain designated key employees of the Company. The LTIP provides for awards of restricted stock under the Company’s 2010 Omnibus Incentive Compensation Plan based upon 2014 fiscal year performance of the Company. A description of the LTIP is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Salary Arrangements with Executive Officers
Exhibit 10.2	Summary of Management Incentive Plan for Fiscal 2014
Exhibit 10.3	Summary of Long Term Incentive Plan for Fiscal 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: November 20, 2013	By:	/s/ Vincent A. Leo
Vincent A. Leo
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Salary Arrangements with Executive Officers
Exhibit 10.2	Summary of Management Incentive Plan for Fiscal 2014
Exhibit 10.3	Summary of Long Term Incentive Plan for Fiscal 2014